UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

DORCHESTER MINERALS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:  (214) 559-0300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2009, Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”), entered into a definitive lock-up agreement (“Lock-up Agreement”) with each of Tiggator, Inc., a Texas corporation (“Tiggator”), TRB Minerals, LP, a Texas limited partnership (“TRB Minerals”), and West Fork Partners, L.P., a Texas limited partnership (“West Fork Partners” and, collectively with Tiggator and TRB Minerals, the “Contributors”) as a condition to the closing of the transactions contemplated by the Contribution and Exchange Agreement executed by and among the Partnership and the Contributors on May 15, 2009 (the “Contribution and Exchange Agreement”).

In each Lock-up Agreement, the applicable Contributor agreed not to offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of the common units representing limited partnership interests in the Partnership that such Contributor received pursuant to the Contribution and Exchange Agreement for a period commencing on June 30, 2009 and ending on the later to occur of June 30, 2010 or the date of termination of all indemnification obligations arising from, or as a result of, a Contributor’s breach or alleged breach of a representation, warranty or covenant contained in the Contribution and Exchange Agreement.

Cautionary Statement

The foregoing description of each Lock-up Agreement is qualified in its entirety by reference to the Lock-up Agreements dated June 30, 2009 by and between the Partnership and each Contributor attached hereto as Exhibits 10.2 to 10.4 and incorporated herein by reference.

Section 2—Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 30, 2009, the Partnership completed its acquisition of producing and nonproducing mineral and royalty interests located in Tarrant County, Texas from the Contributors pursuant to the Contribution and Exchange Agreement.  The properties contributed to the Partnership by the Contributors pursuant to the Contribution and Exchange Agreement consist of varying undivided mineral and overriding royalty interests in six tracts totaling approximately 1820 acres in what is commonly referred to as the Core Area of the Barnett Shale Trend.

The Partnership and the Contributors structured the transactions contemplated by the Contribution and Exchange Agreement as a non-taxable contribution and exchange.  The Contributors contributed to the Partnership their undivided mineral and royalty interests in the subject lands and an amount of cash equal to the Contributors’ net cash receipts since March 31, 2009.  In exchange, the Partnership issued to the Contributors an aggregate of 1,600,000 common units representing limited partnership interests in the Partnership, the offer and sale of which are registered by the Partnership’s registration statement on Form S-4 (the “Exchanged Units”).  Pursuant to the Lock-up Agreements, each Contributor agreed not to offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of the Exchanged Units for a period commencing on June 30, 2009 and ending on the later to occur of June 30, 2010 or the date of termination of all indemnification obligations arising from, or as a result of, a Contributor’s breach or alleged breach of a representation, warranty or covenant contained in the Contribution and Exchange Agreement.

Cautionary Statements

The foregoing description of the Contribution and Exchange Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Contribution and Exchange Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference and the Lock-up Agreements dated June 30, 2009 by and between the Partnership and each Contributor attached hereto as Exhibits 10.2 to 10.4 and incorporated herein by reference.

The Partnership is filing the Contribution and Exchange Agreement with this current report on Form 8-K to provide investors with information regarding the terms of the Contribution and Exchange Agreement.  The Partnership does not intend to provide any other factual or disclosure information about the Partnership or the Contributors.

Investors are not third-party beneficiaries under the Contribution and Exchange Agreement.  The Contribution and Exchange Agreement contains representations and warranties made by each party solely for the benefit of the other parties to the Contribution and Exchange Agreement.  The Partnership and the Contributors made certain representations and warranties in the Contribution and Exchange Agreement for the purpose of allocating risk among themselves, rather than establishing matters as facts.  The assertions embodied in the representations and warranties of the Contribution and Exchange Agreement are as of a specified date and may be subject to limitations agreed between the Partnership and the Contributors.  Such assertions are also qualified by information contained in disclosure schedules exchanged between the Partnership and the Contributors in connection with the negotiation of the Contribution and Exchange Agreement, which disclosure schedules are not publicly disclosed and are not necessarily reflected in the Contribution and Exchange Agreement.  Further, the information contained in the disclosure schedules may modify and create exceptions to the representations and warranties set forth in the Contribution and Exchange Agreement.  Accordingly, investors should not rely on the representations and warranties contained in the Contribution and Exchange Agreement as statements of factual information or as characterizations of the actual state of affairs of the Partnership or the Contributors.

Section 7—Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 30, 2009, the Partnership issued a press release announcing the completion of its acquisition of producing and nonproducing mineral and royalty interests located in Tarrant County, Texas from the Contributors (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(b)           Pro forma financial information.

The unaudited pro forma consolidated balance sheet of Dorchester Minerals, L.P. as of March 31, 2009 and the unaudited pro forma consolidated statement of operations for the three months ended March 31, 2009 and for the year ended December 31, 2008, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)           Exhibits.

10.1	Contribution and Exchange Agreement by and among Dorchester Minerals, L.P., Tiggator, Inc., TRB Minerals, LP and West Fork Partners, L.P. dated May 15, 2009.
10.2	Lock-up Agreement by and between Dorchester Minerals, L.P. and Tiggator, Inc. dated June 30, 2009.
10.3	Lock-up Agreement by and between Dorchester Minerals, L.P. and TRB Minerals, LP dated June 30, 2009.
10.4	Lock-up Agreement by and between Dorchester Minerals, L.P. and West Fork Partners, L.P. dated June 30, 2009.
99.1	Press release dated June 30, 2009.
99.2
Unaudited pro forma consolidated balance sheet of Dorchester Minerals, L.P. as of March 31, 2009 and the unaudited pro forma consolidated statement of operations for the three months ended March 31, 2009 and for the year ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P.

By:          Dorchester Minerals Management LP,
its general partner

By:          Dorchester Minerals Management GP LLC,
its general partner

Date: July 2, 2009                                                                                  By:    /s/ James E. Raley
                                        James E. Raley
                             Chief Operating Officer

 INDEX TO EXHIBITS

Item	Exhibit
10.1	Contribution and Exchange Agreement by and among Dorchester Minerals, L.P., Tiggator, Inc., TRB Minerals, LP and West Fork Partners, L.P. dated May 15, 2009.
10.2	Lock-up Agreement by and between Dorchester Minerals, L.P. and Tiggator, Inc. dated June 30, 2009.
10.3	Lock-up Agreement by and between Dorchester Minerals, L.P. and TRB Minerals, LP dated June 30, 2009.
10.4	Lock-up Agreement by and between Dorchester Minerals, L.P. and West Fork Partners, L.P. dated June 30, 2009.
99.1	Press release dated June 30, 2009.
99.2
Unaudited pro forma consolidated balance sheet of Dorchester Minerals, L.P. as of March 31, 2009 and the unaudited pro forma consolidated statement of operations for the three months ended March 31, 2009 and for the year ended December 31, 2008.